CONTRACT FOR THE SALE OF GOODS

This contract for the sale of goods is between Hong Kong Jiu Zhou International Group Ltd. a corporation organized under the laws of the State of China (the "**Seller**"), and Spacepath Inc. a corporation organized under the laws of the State of NV,USA (the "**Buyer**")

The parties agree as follows:

1. **Sale of Goods.** The Seller shall sell to the Buyer and the Buyer shall purchase from the Seller the goods set forth on Exhibit A (the "**Goods**") in the quantities and at the prices stated in Exhibit A. Unless otherwise stated in Exhibit A, the Buyer shall pay all taxes and third-party expenses imposed on, in connection with, or measured by the transaction contemplated by this agreement in addition to the prices set forth on Exhibit A.

2. **Invoices; Payment.** Unless otherwise stated in Exhibit A, payment for the Goods is 50% advanced payment and the rest is paid off before shipment.

3. **Delivery; Title; and Risk of Loss.** Unless otherwise stated in Exhibit A, the Seller shall deliver the Goods FOB the Seller's facility in China, and title to and risk of loss of the Goods will pass to the Buyer upon such delivery by the Seller. Any stated delivery dates are approximate. The Seller will not be liable for any losses, damages, penalties, or expenses for failure to meet any delivery date.

4. **Disclaimer of Warranty; Due Diligence. The Goods are being sold "as is," and the Seller disclaims all warranties (other than the implied warranty of title under article 2 of the Uniform Commercial Code), whether express or implied, including the warranties of merchantability and fitness for a particular purpose.** The Buyer acknowledges that it has not been induced by any statements or representations of any person with respect to the quality or condition of the Goods and that no such statements or representations have been made. The Buyer acknowledges that it has relied solely on the investigations, examinations, and inspections as the Buyer has chosen to make and that the Seller has afforded the Buyer the opportunity for full and complete investigations, examinations, and inspections.

5. **Limitation of Liability.** The Seller will not be liable for any indirect, special, consequential, or punitive damages (including lost profits) arising out of or relating to this agreement or the transactions it contemplates (whether for breach of contract, tort, negligence, or other form of action) and irrespective of whether the Seller has been advised of the possibility of any such damage.

6. **Governing Law and Designation of Forum.** (a) The laws of the State of NV govern all matters arising out of or relating to this agreement and the transactions it contemplates, including, without limitation, its interpretation, construction, validity, performance (including the details of performance), and enforcement.

7. ***Force Majeure.*** *The Seller will not be liable for delays in performance or for non performance due to unforeseen circumstances* or causes beyond the Seller's reasonable control.

8. **Entire Agreement.** This agreement constitutes the entire agreement between the parties with respect to the subject matter of this agreement and supersedes all other agreements, whether written or oral, between the parties.

9. **Amendments.** No amendment to this agreement will be effective unless it is in writing and signed by both parties.

10. **Effectiveness; Date.** *This agreement will become effective when both parties have signed it.*

11. **Counterparts; Electronic Signatures.** This agreement may be signed in one or more counterparts, which together will form a single agreement. This agreement may be signed electronically.

12. **Contract execution.** The contract comes into force once the buyer offer the detailed mode , quantity and the seller offer exact contract of PI

香港
九州國際集團
有限公司
HONG KONG JIU ZHOU INTERNATIONAL GROUP LIMITED

Seller: Date: 2013. 8. 1

Buyer: Date: 8-1-13

Exhibit A

Serial number	Products	Name of a commodity	Model	Spec	Company	Ex. Work Price(RMB)	Ex.Work Price(USD)	Remarks
1		Healthy 1	LTR-02-A1	50GPD	Table	770	128.33	Spray rolling hanging plate, a manual flushing, 5 purification, 2 level 1 level of ivory bottle tooth transparent bottle, DYP2500 booster pump, seedRO film, 3.0DPE pressure tank, trigeminal leading, 1.5A electronic transformer
2				75GPD	Table	800	133.33	
3		Healthy 2	LTR-02-A2	50GPD	Table	780	130.00	Spray rolling hanging plate, 18 seconds delay automatic flushing, 5 purification, 2 level 1 level of ivory bottle tooth transparent bottle, DYP2500 booster pump, seedRO film, 3.0DPE pressure tank, trigeminal loading, 1.5A electronic transformer
4				75GPD	Table	810	135.00	
5		Digital 1	LTR-02-B1	50GPD	Table	810	135.00	Spray rolling hanging plate, 8 character display computer control, 5 purification, 2 level 1 level of ivory bottle tooth transparent bottle, DYP2500 booster pump, seedRO film, 3.0DPE pressure tank, trigeminal leading, 1.5A electronic transformer
6				75GPD	Table	830	138.33	
7		Digital 2	LTR-02-B2	50GPD	Table	850	141.67	Spray rolling hanging board, plastic dust-proof cover, 8 character display computer control, 5 purification, 2 level 1 level of ivory bottle tooth transparent bottle, DYP2500 booster pump, seedRO film, 3.0DPE pressure tank, trigeminal leading, 1.5A electronic transformer
8				75GPD	Table	880	146.67	
9		Digital 3	LTR-02-B3	50GPD	Table	855	142.50	Spray rolling hanging board, plastic dust-proof cover, 5 lamp display computer control, 5 purification, 2 level 1 level of ivory bottle tooth transperent bottle, DYP2500 booster pump, seedRO film, 3.0DPE pressure tank, trigeminal leading, 1.5A electronic transformer
10				75GPD	Table	900	150.00	

Domestic straight dispenser uses 5 stages Filtration, which are first 5μm 10 Inches PP Filter,second Carbon Filter, third 1μm 10 Inches PP Filter, fourth RO Membrane, fifth Secure Carbon Filter. Amonst both PP Filter displace every half or one year depending on the water quality, 15 RMB per piece, 25 RMB for each Carbon Filter, 30 RMB for one Korean Filter and 35 RMB Korean Carbon Filter.

Serial number	Products	Name of a commodity	Model	Spec	Company	Ex. Work Price(RMB)	Ex.Work Price(USD)	Remarks
11		Digital 5	LTR-02-B5	50GPD	Table	875	145.83	Spray rolling hanging board, plastic dust-proof cover, colorful display computer control, level 5, level 3 outer teeth cleaning vase, DYP2500 booster pump, seedRO film, 3.0DPE pressure tank, trigeminal leading, 1.5A electronic transformer
12				75GPD	Table	900	150	
13		Elegant 1	LTR-02-C1	50GPD	Table	910	151.67	Full plastic box, LED display computer control, 6 purification, one Korean filter, DYP2500 booster pump, seedRO film, 3.0DPE pressure tank, trigeminal leading, 1.5A electronic transformer
14				75GPD	Table	930	155	
15		Elegant 2	LTR-02-C2	50GPD	Table	950	158.33	Full plastic box, LED display computer control, level 6, level 3 10 inch model purification filter bottle, DYP2500 booster pump, seedRO film, 3.0DPE pressure tank, trigeminal leading, 1.5A electronic transformer
16				75GPD	Table	985	164.17	
17		Elegant 3	LTR-02-C3	50GPD	Table	930	155	Full plastic box, LED display computer control, 6 purification, one Korean filter, DYP2500 booster pump, seedRO film, 3.0DPE pressure tank, trigeminal leading, 1.5A electronic transformer
18				75GPD	Table	950	158.33	

19		Elegant 6	LTR-02-C6	50GPD	Table	875	145.83	Stainless steel, tempered glass, plastic back, facing LED display computer control, 6 purification, one Korean filter, DYP2500 booster pump, seedRO film, 3.0DPE pressure tank, trigeminal leading, 1.5A electronic transformer
20				75GPD	Table	900	150	
21		Elegant 3	LTR-02-D3	50GPD	Table	1000	166.67	Spray all steel frame, steel dust cover, LED display computer control, 6 purification, 2 level 1 level of ivory bottle tooth transparent bottle, DYP2500 booster pump, seedRO film, 3.0DPE pressure tank, trigeminal leading, 1.5A electronic transformer
22				75GPD	Table	1100	183.33	
23		Elegant 5	LTR-02-D5	50GPD	Table	930	155	Spray all steel frame, plastic dust-proof cover, 8 character display computer control, 6 purification, 2 level 1 level of ivory bottle tooth transparent bottle, DYP2500 booster pump, seedRO film, 3.0DPE pressure tank, trigeminal leading, 1.5A electronic transformer
24				75GPD	Table	960	160	
25		Elegant 6	LTR-02-D6	50GPD	Table	1050	175	Spray all steel frame, steel dust cover, LED display computer control, 6 purification, 2 level 1 level of ivory bottle tooth transparent bottle, DYP2500 booster pump, seedRO film, 3.0DPE pressure tank, trigeminal leading, 1.5A electronic transformer
26				75GPD	Table	1090	181.67	
27		Elegant 7	LTR-02-D7	50GPD	Table	1100	183.33	Spray all steel frame, steel dust cover, LED display computer control, 6 purification, 2 level 1 level of ivory bottle tooth transparent bottle, DYP2500 booster pump, seedRO film, 3.0DPE pressure tank, trigeminal leading, 1.5A electronic transformer
28				75GPD	Table	1120	186.67	
400GPD Domestic direct drinking machine								
29		Juneng 1	LTR-02-E1	400GPD	Table	1140	190	Spray all steel frame, 8 character display computer control, 5 purification, 2 outer teeth white bottle grade 1 outer teeth transparent bottle, Juneng pump, 400GRO film, trigeminal leading, 3.0A electronic transformer
30		Juheng 2	LTR-02-E2	400GPD	Table	1320	220	Spray all steel frame, steel dust cover, LED display computer control, 5 purification, 2 outer teeth white bottle grade 1 outer teeth transparent bottle, Juneng pump, 400GRO film, trigeminal leading, 3.0A electronic transformer
3		Juneng 3	LTR-02-E3	400GPD	Table	1400	233.333333	Spray cold box, LED display computer control, level 5, level 3 10 inch model purification filter bottle, Juneng pump, 400GRO film, trigeminal leading, 3.0A electronic transformer